UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest event Reported): June 14, 2011

                          AMERICAN MINING CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52403
                            (Commission File Number)

                                   20-3373669
                       (IRS Employer Identification No.)

                        970 Caughlin Crossing, Suite 100
                              Reno, Nevada  89519
                                 (888) 505-5808
                    (Address Of Principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On June 14, 2011, American Mining Corporation ("AMC") executed a financing agreement with Juniper Resources LLC ("Juniper") under which AMC will receive a loan of $400,000 (the "Loan") for the purpose of installing and putting into operation a large format plasma furnace, specialty master control center and ancillary cooler, scrubber, dore buttons and miscellaneous other equipment for refining having an estimated book value of $600,000 (the "Equipment"). The Loan is due by December 15, 2011, and will be secured by a registered charge against the Equipment.

Interest on the Loan will accrue at the rate of 1.65% per month, and will be convertible at the election of Juniper into AMC common stock at the rate of $0.35 per share, which election must be exercised before October 15, 2011, or before the completion of AMC's next public offering.

In addition to the foregoing, AMC will issue to Juniper 75,000 shares of common stock at $0.25 per share upon completion of the financing as a Loan origination fee.

The foregoing description is qualified in its entirety by reference to the full text of the Loan, which is filed herewith as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRAT

To the extent required by Item 2.03 of Form 8-K, the information contained in or incorporated by reference into Item 1.01 of this current report, is hereby incorporated by reference into this Item 2.03.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 1.01 of this current report, is hereby incorporated by reference into this Item 3.02.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

10.1 Letter Agreement dated June 10, 2011, between American Mining Corporation, Juniper Resources LLC and Versatech Capital for Mining LLC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN MINING CORPORATION



                                        /s/ Gary MacDonald
                                        Gary MacDonald, President & CEO
                                        Date: June 17, 2011